Divestitures	9 Months Ended
Sep. 30, 2024
Divestitures [Abstract]
Divestitures

6. DIVESTITURES
The Company closed a transaction with Athabasca Oil Corporation (“Athabasca”) to create Duvernay Energy Corporation (“Duvernay”). Cenovus contributed non-monetary assets with a fair value of $94 million and cash of $18 million, before closing adjustments, in exchange for a 30 percent interest in Duvernay. The Company recognized an investment of $84 million in Duvernay and a before-tax gain on divestiture of assets of $65 million (after-tax gain – $50 million), reflecting the difference between the carrying value and fair value of contributed assets to the extent of Athabasca’s share.
The Company also closed the sale of non-core assets in its Conventional segment in 2024 for net proceeds of $40 million and recorded a before-tax gain of $52 million (after-tax gain – $40 million).